Exhibit 99.2

UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2022 and year ended December 31, 2021 give pro forma effect to the Business Combination as if it had occurred on January 1, 2021. The unaudited pro forma condensed combined balance sheet as of June 30, 2022 gives pro forma effect to the Business Combination as if it was completed on June 30, 2022.

The unaudited pro forma condensed combined financial information is based on and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed combined financial information;

•

the historical financial statements of LMAO as of and for the three and six months ended June 30, 2022 and for the year ended December 31, 2021, and the related notes, included elsewhere in this proxy statement/ prospectus; and

•

the historical financial statements of SeaStar Medical as of and for the three and six months ended June 30, 2022 and for the year ended December 31, 2021, and the related notes, included elsewhere in this proxy statement/prospectus.

The pro forma financial information has been prepared in accordance with Regulation S-X Article 11, Pro Forma Financial Information, as amended by the final rule, Amendments to Financial Disclosures about Acquired and Disposed Businesses, as adopted by the SEC in May 2020 (“Article 11”). The amended Article 11 became effective on January 1, 2021. The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and do not necessarily reflect what the Combined Company’s financial condition or results of operations would have been had the Business Combination occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the Combined Company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma transaction accounting adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

On April 21, 2022, LMAO, Merger Sub, and SeaStar Medical entered into the Merger Agreement pursuant to which Merger Sub will be merged with and into SeaStar Medical, with SeaStar Medical surviving the Merger as a direct wholly-owned subsidiary of LMAO.

The unaudited pro forma condensed combined financial information has been prepared using actual redemption of shares of Class A Common Stock into cash.

As a result of the Business Combination, the former stockholders of SeaStar Medical (which does not include the Class A Common Stock that will be issued to the Dow Pension Funds, an existing stockholder of SeaStar Medical, as PIPE Investors) will own approximately 58.4% of the issued and outstanding shares of the Combined Company’s Common Stock immediately following the closing of the Business Combination, LMAO’s public stockholders will hold, in the aggregate, 12.4% of the issued and outstanding shares of the Combined Company’s Common Stock, the PIPE Investors (which includes the Dow Pension Funds and Tumim Stone Capital) will hold, in the aggregate, 5.5% of the issued and outstanding shares of the Combined Company’s Common Stock, Tumim Stone Capital will hold approximately <1% of the Combined Company (which represents the shares of Common Stock issuable to Tumim Stone Capital for the Commitment Fee assuming a price of $10 per share and does not include the Class A Common Stock that will be issued to Tumim Stone Capital as a PIPE Investor; including shares acquired as a PIPE Investor, Tumim Stone Capital will own approximately 1.6% of the Combined Company), and the Sponsor will hold 12.4% of the issued and outstanding shares of the Combined Company’s Common Stock.

The unaudited pro forma condensed combined financial information contained herein does not include any assumption of future drawdowns, if available, from the Common Stock Investment and therefore excludes any adjustment for the future issuance of shares of Common Stock under the Common Stock Investment.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of June 30, 2022

($ in thousands)
Actual Redemption
LMF
	Acquisition	Sea Star		Notes to Pro
	Opportunities	Medical	Pro Forma	Forma	Pro Forma
	Inc.	Inc.	Adjustments	Adjustments	Combined
Assets
Current Assets
Cash	$79	$613	108,437	A	$1,006
			2,000	J
			5,000	J
			(1,000)	K
			(1,700)	B
			(6,128)	C
			200	C
			(14,358)	O
			—	L
			(92,137)	I
Other receivables		—			—
Inventory		—			—
Prepaid expenses	224	58	2,274	C - Ins	5,196
			140	M
			2,500	K
Cash and marketable securities held in trust	105,652		(108,437)	A	—
			1,035	L
			1,750	A
Other assets		752	1,000	C	1,752

Total current assets	105,955	1,423			7,954
Other long-term assets	—	2	14,358	O	14,360

Total Long Term Assets	—	2			14,360

Total Assets	$105,955	$1,425			$22,314

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of June 30, 2022 (Continued)

			No Redemption
	LMF Acquisition Opportunities Inc.	Sea Star Medical Inc.	Pro Forma Adjustments	Notes to Pro Forma Adjustments	Pro Forma Combined
Liabilities
Short Term Liabilities
Accounts payable and accrued expenses	1,037	1,301	(1,037)	C	2,001
			200	C
			500	K
Current portion of notes payable - government loans	—	—			—
Convertible notes, less discount, related party	—	2,548	(2,548)	G	—
Due to related parties
Working Capital	912		838	L	2,785
Extension			1,035	L
Deferred underwriting commissions in connection with the initial public offering	3,623		(1,700)	B	—
			50	M
			(1,973)	M
Loan
LMFA			708	N	708
Maxim			1,973	M	4,183
Maxim			140	M
Maxim			2,070	M
Warrant liability (Note 10)	1,810		(1,164)	H	646
Derivative liability	—	—			—

Total Short Term Liabilities	7,382	3,849			10,323
Long Term Liabilities
Notes payable - government loans, net of current portion		63			63
Note Payable - 3i or L1			—
Convertible notes, less discount, related party, net of current portion		1,886	(1,886)	G	—
Derivative liability		—			—

Total Long Term Liabilities	—	1,949			63

Total Liabilities	7,382	5,798			10,386
Class A common stock subject to possible redemption 10,350,000 shares at redemption value of $10.20 per share	105,570		(1,471)	E	104,099
Convertible Preferred Stock	—	73,349	(73,349)	F	—
Stockholders’ Equity
Common Stock	—	—	—	D	1
			1	E
			1	F
			(1)	I
			0	J
Additional Paid in Capital	—	496			(13,155)
			(864)	C
			(2,070)	M
			1,470	E
			(6,997)	F
			73,348	F
			4,434
			G
			1,164	H
			5,000	J
			2,000	J
			1,000	K
			(92,136)	I
Accumulated Deficit	(6,997)	(78,218)	6,997	F	(79,017)
			(953)	C
			1,750	A
			(50)	M
			(838)	L
			(708)	N

Total Stockholder’s Equity	(6,997)	(77,722)			(92,171)

Total Liabilities and Stockholders’ Equity	105,955	$1,425			$22,314

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2022

($ in thousands)
			Actual Redemption
	LMF Acquisition Opportunities Inc.	Sea Star Medical Inc.	Pro Forma Adjustments	Notes to Pro Forma Adjustments	Pro Forma Combined
Operating Expenses
Research and Development	$—	$951			$951
Merger costs	1,062				1,062
General and Administrative	560	1,173			1,733

Total Operating Expenses	1,622	2,124			$3,746

Loss from Operations	(1,622)	(2,124)			(3,746)
Change in fair value of derivative liability		578			578
Interest Expense		(360)			(360)
Gain on warrant liability revaluation	5,121				5,121
Interest Earned on investments held in trust	70		$(70)		—
Other income	—	—			—

Total Other Income (Loss)	5,191	218	(70)		5,339

Income (loss) before taxes	3,569	(1,906)	(70)		1,593

Taxes		—			—

Net Income	$3,569	$(1,906)	$(70)		$1,593

Check	$—	$—
Income per share:
Basic weighted average shares outstanding of redeemable Class A common stock	10,453,500	—			12,700,000
Diluted weighted average shares outstanding of redeemable Class A common stock	10,453,500	—			12,700,000

Basic net income per share, redeemable Class A common stock	$0.27	$—			$0.13

Diluted net income per share, redeemable Class A common stock	$0.27	$—			$0.13

Basic and diluted weighted average shares outstanding of non-redeemable common stock	2,587,500	—

Basic and diluted net income per share, non-redeemable common stock	$0.05	$—

Weighted-average number of common shares used in computing net loss per share attributable to common stockholders - basic and diluted	—	—

Net loss per share attributable to common stockholders - basic and diluted	$—	—

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

($ in thousands)
	LMF		Actual Redemption
	Acquisition Opportunities Inc.	Sea Star Medical Inc.	Pro Forma Adjustments	Notes to Pro Forma Adjustments	Pro Forma Combined
Operating Expenses
Research and Development	$—	$2,766			$2,766
General and Administrative	1,122	1,683			2,805

Total Operating Expenses	1,122	4,449			$5,571

Loss from Operations	(1,122)	(4,449)			(5,571)
Change in fair value of derivative liability		(27)			(27)
Interest Expense		(212)			(212)
Gain on warrant liability revaluation	1,186				1,186
Investment Income Earned on Marketable Securities Held in Trust Account	12		$(12)	aa	—
Other income	—	91			91

Total Other Income (Loss)	1,198	(148)	(12)		1,038

Income (loss) before taxes	76	(4,597)	(12)		(4,533)
Taxes		(1)			(1)

Net Income (loss)	$76	$(4,596)	$(12)		$(4,532)

Income per share:
Basic weighted average share outstanding of redeemable Class A Common Stock	9,651,587	—			12,800,000
Diluted weighted average share outstanding of redeemable Class A Common Stock	9,651,587	—			12,800,000

Basic net income per share, redeemable Class A Common Stock	$0.02	$—			$(0.35)

Diluted net income per share, redeemable Class A Common Stock	$0.02	$—			$(0.35)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021 (Continued)

	LMF		Actual Redemption
	Acquisition Opportunities Inc.	Sea Star Medical Inc.	Pro Forma Adjustments	Notes to Pro Forma Adjustments	Pro Forma Combined
Basic and diluted weighted average shares outstanding of non-redeemable Class B Common Stock	2,554,418	—			—

Basic and diluted net income per share, non-redeemable Class B Common Stock	$0.02	$—			$—

Weighted-average number of common shares used in computing net loss per share attributable to common stockholders - basic and diluted	—	—			—

Net loss per share attributable to common stockholders - basic and diluted	$—	$—			$—

NOTES TO THE UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS

1.	Description of the Business Combination

On April 21, 2022, LMAO, Merger Sub and SeaStar Medical entered into the Merger Agreement, pursuant to which Merger Sub will be merged with and into SeaStar Medical, with SeaStar Medical surviving the merger as a direct wholly-owned subsidiary of LMAO.

As a result of the Merger Agreement and application of the Exchange Ratio (as defined in the Merger Agreement), former stockholders of SeaStar Medical will receive an aggregate number of 7,837,628 shares of Common Stock. The issuance of 7,837,628 shares of Common Stock does not take into account the number of shares of Common Stock that will be withheld at closing of the Business Combination for future issuance in connection with the exercise of the SeaStar Medical warrants and the SeaStar Medical options assumed by LMAO and the settlement of the SeaStar Medical restricted stock units assumed by LMAO.

The following summarizes the pro forma shares of the Combined Company’s Common Stock to be outstanding after giving effect to the Business Combination and the PIPE Investment.

2.	Basis of Presentation

The unaudited pro forma condensed combined financial information has been prepared in accordance with SEC Regulation S-X Article 11, as amended by the final rule, Amendments to Financial Disclosures About Acquired and Disposed Businesses, as adopted by the SEC on May 21, 2020 (“Article 11”). The historical financial information of LMAO and SeaStar Medical have been adjusted in the unaudited pro forma condensed combined financial information to reflect transaction accounting adjustments related to the Business Combination, in accordance with GAAP.

The Business Combination will be accounted for as a reverse recapitalization because SeaStar Medical has been determined to be the accounting acquirer under FASB ASC Topic 805, Business Combinations. The determination is primarily based on the evaluation of the following facts and circumstances taken into consideration:

•	The pre-Business Combination stockholders of SeaStar Medical are generally expected to hold majority of voting rights in the Combined Company;

•	The pre-Business Combination stockholders of SeaStar Medical have the right to appoint the majority of directors to the Combined Company’s Board of Directors;

•	Senior management of SeaStar Medical comprise the senior management of the Combined Company; and

•	The operations of SeaStar Medical comprise the only ongoing operations of the Combined Company.

Under the reverse recapitalization model, the Business Combination will be treated as SeaStar Medical issuing equity for the net assets of LMAO, with no goodwill or intangible assets recorded.

3.	Transaction Accounting Adjustments

Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2022

The transaction accounting adjustments included in the unaudited pro forma condensed combined balance sheet as of June 30, 2022 are as follows:

A	Cash released from Trust Account

Adjustment to transfer $108.4 million of marketable securities held by LMAO in its Trust Account and converted into cash resources upon close of the Business Combination. Represents the impact of the Business Combination on the cash balance of the Combine

B	Deferred underwriter fee

A payment of $1.7 million of the $3.6 million deferred underwriting fee related to the IPO that will be paid upon closing of the Business Combination. The remaining amount will be converted into a Note.

C	Transaction costs

Adjustment to decrease cash by $6.1 million and additional paid-in capital. The adjustment relates to direct and incremental transaction costs that will be comprised of legal, D&O tail, accounting, industry diligence and miscellaneous fees in addition to the fee ELOC.

D	Automatic conversion of LMAO Class B common stock into Class A common stock

Adjustment of $.002 relates to the conversion of 2,587,500 shares of Class B Common Stock with a par value of $0.0001 into Class A Common Stock with a par value of $0.0001 on a one-to-one basis.

E	Reclassification of LMAO Class A common stock to reflect actual redemptions

F	Conversion of SeaStar’s convertible preferred stock (Series A and Series B) and common stock into LMAO Class A common stock

Represents an exchange of convertible preferred stock (Series A and Series B) and common stock in SeaStar Medical. Under the assuming no redemption scenario, in exchange for their convertible preferred stock and common stock in SeaStar Medical, SeaStar Me

An adjustment to eliminate LMAO’s accumulated deficit of approximately $7.00 million.

Using an Exchange Ratio of approximately 1.203-for-1 the total number of shares of the Combined Company’s Common Stock to be issued to SeaStar Medical stockholders will be 7,837,628 shares. Based on a par value of $0.0001, the adjustment to the Combined C

Number of shares to be issued in connection with SeaStar preferred stock conversion and note conversion into common stock	8,540,552.00
Total SeaStar common stock before exchange	7,098,348
x: Exchange ratio	1.203181219
Total number of shares of Class A Common Stock held by SeaStar stockholders	7,837,628.00

G	Conversion of related party note payable

The related party note payable will convert into 497,732 common shares of SeaStar Medical as of October 28, 2022, which will convert into 598,861 shares of Common Stock.

H	Reclassification of LMAO Public Warrants from liability to equity

Adjustment related to the reclassification of the LMAO public warrants from liability. Reduction of warrant liability balance by $1.2 million, which represents the fair value of the LMAO public warrants at June 30, 2022, with an offsetting increase to additional paid-in-capital for the same amount.

Upon the closing of the Business Combination, shares underlying the LMAO public warrants are not redeemable and the Combined Company will have one single class of voting stock, which does not preclude the LMAO public warrants from being considered indexed to the Combined Company’s equity and allows the LMAO public warrants to meet the criteria for equity classification per ASC 815-40, Contracts on an Entity’s Own Equity.

The LMAO private warrants and PIPE Warrants would continue to be classified as liabilities following the Business Combination because their settlement amount differs depending on the identity of the holder.

I	Reclassification of Class A Common Stock subject to possible redemption — assuming a maximum number of redemptions

To record the maximum number of Class A Common Stock redemptions, 9,700,000 shares of the Class A Common Stock subject to redemption will be redeemable at a redemption price of $10.377. The adjustment will reduce cash by $98.1 million, additional paid in capital by $99.9 million, and the Common Stock by $1,000 for the par value of the shares.

J	PIPE Investment - $7.0 million

Represents the issuance of 700,000 shares of Class A Common Stock and PIPE Warrants representing the $7 million PIPE Investment by the PIPE Investors.

K	Equity Line Fee

Borrowing Costs for Equity Line. Includes $2.5 million fee for line of which $1 million is paid at closing, $0.5 million within 45 days and $1 million in stock

L	Related Party LMFA Working Capital Loan of $0.7 million

Represents the advance of approximately $0.7 million of additional working capital loan from LMFA that will convert to a Note at closing.

M	Loans

Payment for $0.14 million for PIPE fee, $2.070 million for M&A fee and the remaining Underwriting fee of $1.923 million will convert into a Note at closing. Includes $0.15 million for EGS legal of which $0.05 million was not previously expensed

N	Sea Star Working Capital Loan

Funding of SeaStar working capital loan for $0.708 million

O	FPA

Payment under FPA agreements